                                                                   EXHIBIT 10.41

                                                             Contract #: 800397R

                                SERVICE AGREEMENT
                              FOR RATE SCHEDULE CDS

         TMT Service Agreement made and entered into this, 23rd day of February, 1999, by and between TEXAS EASTERN TRANSMISSION CORPORATION, a Delaware Corporation (herein called "Pipeline") and UGI UTILITIES, INC. (herein called "Customer", whether one or more),

                                   WITNESSETH:

         WHEREAS, Customer and Pipeline are parties to an executed service agreement dated December 8, 1995, under Pipeline's Rate Schedule CDS (Pipeline's Contract No. 800397); and

         WHEREAS, Pipeline and Customer desire to enter into this Service Agreement to supersede Pipeline's currently effective Contract No. 800397;

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, the parties do covenant and agree as follows:

                                    ARTICLE I

                               SCOPE OF AGREEMENT

         Subject to the terms, conditions and limitations hereof, of Pipeline's Rate Schedule CDS,. and of the General Terms and Conditions, transportation service hereunder will be firm. Subject to the terms, conditions and limitations hereof and of Sections 2.3 and 2.4 of Pipeline's Rate Schedule CDS, Pipeline shall deliver to those points on Pipeline's system as specified in Article IV herein or available to Customer pursuant to Section 14 of the General Terms and Conditions (hereinafter referred to as Point(s) of Delivery), for Customer's account, as requested for any day, natural gas quantities up to Customer's MDQ. Customer's MDQ is as follows:

                   Maximum Daily Quantity (MDQ)     41,000 dth;

         provided, however, that Customer upon provision of two (2) years prior written notice to Pipeline may reduce the MDQ under this Service Agreement by an aggregate quantity not in excess of 41,000 dth, with any such reduction to be effective on November 1, 2001, or any subsequent November 1 thereafter.

         Subject to variances as may be permitted by Sections 2.4 of Rate Schedule CDS or the General Terms and Conditions, Customer shall deliver to Pipeline and Pipeline shall receive, for Customer's account, at those points on Pipeline's system as specified in Article IV herein or available to Customer pursuant to Section 14 of the General Terms and Conditions (hereinafter referred to as Point(s) of Receipt) daily quantities of gas equal to the daily quantities delivered to Customer pursuant to this Service Agreement up to Customer's MDQ, plus Applicable Shrinkage as specified in the General Terms and Conditions.

                                                             Contract #: 800397R

                                SERVICE AGREEMENT
                              FOR RATE SCHEDULE CDS
                                   (Continued)


         Pipeline shall not be obligated to, but may at its discretion, receive at any Point of Receipt on any day a quantity of gas in excess of the applicable Maximum Daily Receipt Obligation (MDRO), plus Applicable Shrinkage, but shall not receive in the aggregate at all Points of Receipt on any day a quantity of gas in excess of the applicable MDQ, plus Applicable Shrinkage. Pipeline shall not be obligated to, but may at its discretion, deliver at any Point of Delivery on any day a quantity of gas in excess of the applicable Maximum Daily Delivery Obligation (MDDO) , but shall not deliver in the aggregate at all Points of Delivery on any day a quantity of gas in excess of the MDQ.

         In addition to the MDQ and subject to the terms, conditions and limitations hereof, Rate Schedule CDS and the General Terms and Conditions, Pipeline shall deliver within the Access Area under this and all other service agreements under Rate Schedules CDS, FT-1, and/or SCT, quantities up to Customer's Operational Segment Capacity Entitlements, excluding those Operational Segment Capacity Entitlements scheduled to meet Customer's MDQ, for Customer's account, as requested on any day.

                                   ARTICLE II

                                TERM OF AGREEMENT

         The term of this Service Agreement shall commence on the first day of the first month after Customer fully executes this Service Agreement and shall continue in force and effect until October 31, 2001 and year to year thereafter unless this Service Agreement is terminated as hereinafter provided. This Service Agreement may be terminated by either Pipeline or Customer upon two (2) years prior written notice to the other specifying a termination date of October 31, 2001 or any October 31 thereafter. Subject to Section 22 of Pipeline's General Terms and Conditions and without prejudice to such rights, this Service Agreement may be terminated at any time by Pipeline in the event Customer fails to pay part or all of the amount of any bill for service hereunder and such failure continues for thirty (30) days after payment is due; provided, Pipeline gives thirty (30) days prior written notice to Customer of such termination and provided further such termination shall not be effective if, prior to the date of termination, Customer either pays such outstanding bill or furnishes a good and sufficient surety bond guaranteeing payment to Pipeline of such outstanding bill.

         THE TERMINATION OF THIS SERVICE AGREEMENT WITH A FIXED CONTRACT TERM OR THE PROVISION OF A TERMINATION NOTICE BY CUSTOMER TRIGGERS PREGRANTED ABANDONMENT UNDER SECTION 7 OF THE NATURAL GAS ACT AS OF THE EFFECTIVE DATE OF THE TERMINATION. PROVISION OF A TERMINATION NOTICE BY PIPELINE ALSO TRIGGERS CUSTOMER'S RIGHT OF FIRST REFUSAL UNDER SECTION 3.13 OF THE GENERAL TERMS AND CONDITIONS ON THE EFFECTIVE DATE OF THE TERMINATION.

                                                             Contract #: 800397R

                                SERVICE AGREEMENT
                              FOR RATE SCHEDULE CDS
                                   (Continued)


         Any portions of this Service Agreement necessary to correct or cash-out imbalances under this Service Agreement as required by the General Terms and Conditions of Pipeline's FERC Gas Tariff, Volume No. 1, shall survive the other parts of this Service Agreement until such time as such balancing has been accomplished.

                                   ARTICLE III

                                  RATE SCHEDULE

         This Service Agreement in all respects shall be and remain subject to the applicable provisions of Rate Schedule CDS and of the General Terms and Conditions of Pipeline's FERC Gas Tariff on file with the Federal Energy Regulatory Commission, all of which are by this reference made a part hereof.

         Customer shall pay Pipeline, for all services rendered hereunder and for the availability of such service in the period stated, the applicable prices established under Pipeline's Rate Schedule CDS as filed with the Federal Energy Regulatory Commission, and as same may hereafter be legally amended or superseded.

         Customer agrees that Pipeline shall have the unilateral right to file with the appropriate regulatory authority and make changes effective in (a) the rates and charges applicable to service pursuant to Pipeline's Rate Schedule CDS, (b) Pipeline's Rate Schedule CDS pursuant to which service hereunder is rendered or (c) any provision of the General Terms and Conditions applicable to Rate Schedule CDS. Notwithstanding the foregoing, Customer does not agree that Pipeline shall have the unilateral right without the consent of Customer subsequent to the execution of this Service Agreement and Pipeline shall not have the right during the effectiveness of this Service Agreement to make any filings pursuant to Section 4 of the Natural Gas Act to change the MDQ specified in Article I, to change the term of the agreement as specified in Article II, to change Point(s) of Receipt specified in Article IV, to change the Point(s) of Delivery specified in Article IV, or to change the firm character of the service hereunder. Pipeline agrees that Customer may protest or contest the aforementioned filings, and Customer does not waive any rights it may have with respect to such filings.

                                   ARTICLE IV

                  POINT(S) OF RECEIPT AND POINT(S) OF DELIVERY

         The Point(s) of Receipt and Point(s) of Delivery at which Pipeline shall receive and deliver gas, respectively, shall be specified in Exhibit(s) A and B of the executed service agreement. Customer's Zone Boundary Entry Quantity and Zone Boundary Exit Quantity for each of Pipeline's zones shall be specified in Exhibit C of the executed service agreement.

                                                             Contract #: 800397R

                                SERVICE AGREEMENT
                              FOR RATE SCHEDULE CDS
                                   (Continued)


         Exhibit(s) A, B and C are hereby incorporated as part of this Service Agreement for all intents and purposes as if fully copied and set forth herein at length.

                                    ARTICLE V

                                     QUALITY

         All natural gas tendered to Pipeline for Customer's account shall conform to the quality specifications set forth in Section 5 of Pipeline's General Terms and Conditions. Customer agrees that in the event Customer tenders for service hereunder and Pipeline agrees to accept natural gas which does not comply with Pipeline's quality specifications, as expressly provided for in
Section 5 of Pipeline's General Terms and Conditions, Customer shall pay all costs associated with processing of such gas as necessary to comply with such quality specifications. Customer shall execute or cause its supplier to execute, if such supplier has retained processing rights to the gas delivered to Customer, the appropriate agreements prior to the commencement of service for the transportation and processing of any liquefiable hydrocarbons and any PVR quantities associated with the processing of gas received by Pipeline at the Point(s) of Receipt under such Customer's service agreement. In addition, subject to the execution of appropriate agreements, Pipeline is willing to transport liquids associated with the gas produced and tendered for transportation hereunder.

                                   ARTICLE VI

                                    ADDRESSES

         Except as herein otherwise provided or as provided in the General Terms and Conditions of Pipeline's FERC Gas Tariff, any notice, request, demand, statement, bill or payment provided for in this Service Agreement, or any notice which any party may desire to give to the other, shall be in writing and shall be considered as duly delivered when mailed by registered, certified, or regular mail to the post office address of the parties hereto, as the case may be, as follows:

         (a)  Pipeline:    TEXAS EASTERN TRANSMISSION CORPORATION
                           5400 Westheimer Court
                           Houston, TX 77056-5310

         (b)  Customer:    UGI UTILITIES, INC.
                           100 Kachel Blvd.
                           P.O. Box 12677
                           Reading, PA 19612-2677

or such other address as either party shall designate by formal written notice.

                                   ARTICLE VII

                                                             Contract #: 800397R

                                SERVICE AGREEMENT
                              FOR RATE SCHEDULE CDS
                                   (Continued)


                                   ASSIGNMENTS

         Any Company which shall succeed by purchase, merger, or consolidation to the properties, substantially as an entirety, of Customer, or of Pipeline, as the case may be, shall be entitled to the rights and shall be subject to the obligations of its predecessor in title under this Service Agreement; and either Customer or Pipeline may assign or pledge this Service Agreement under the provisions of any mortgage, deed of trust, indenture, bank credit agreement, assignment, receivable sale, or similar instrument which it has executed or may execute hereafter; otherwise, neither Customer nor Pipeline shall assign this Service Agreement or any of its rights hereunder unless it first shall have obtained the consent; thereto in writing of the other; provided further, however, that neither Customer nor Pipeline shall be released from its obligations hereunder without the consent of the other. In addition, Customer may assign its rights to capacity pursuant to Section 3.14 of the General Terms and Conditions. To the extent Customer so desires, when it releases capacity pursuant to Section 3.14 of the General Terms and Conditions, Customer may require privity between Customer and the Replacement Customer, as further provided in the applicable Capacity Release Umbrella Agreement.

                                  ARTICLE VIII

                                 INTERPRETATION

         The interpretation and performance of this Service Agreement shall be in accordance with the laws of the State of Texas without recourse to the law governing conflict of laws.

         This Service Agreement and the obligations of the parties are subject to all present and future valid laws with respect to the subject matter, State and Federal, and to all valid present and future orders, rules, and regulations of duly constituted authorities having jurisdiction.

                                   ARTICLE IX

                        CANCELLATION OF PRIOR CONTRACT(S)

         This Service Agreement supersedes and cancels, as of the effective date of this Service Agreement, the contract(s) between the parties hereto as described below:

                  service agreement dated December 8, 1995, between Pipeline and Customer under Pipeline's Rate Schedule CDS (Pipeline's Contract No. 800397).


         IN WITNESS WHEREOF, the parties hereto have caused this Service Agreement to be signed by their respective Presidents, Vice Presidents or other duly authorized agents and their

                                                             Contract #: 800397R

                                SERVICE AGREEMENT
                              FOR RATE SCHEDULE CDS
                                   (Continued)


respective corporate seals to be hereto affixed and attested by their respective Secretaries or Assistant Secretaries, the day and year first above written.

                                       TEXAS EASTERN TRANSMISSION CORPORATION



                                       By:
                                          --------------------------------------


ATTEST:



--------------------------
Assistant Secretary


                                       UGI UTILITIES, INC.



                                       By:
                                          --------------------------------------
                                            Robert J. Chaney
                                            Executive Vice President


ATTEST:



--------------------------
Brendan P. Bovaird
Secretary

                                                             Contract #: 800397R

                         EXHIBIT A, TRANSPORTATION PATHS
                       FOR BILLING PURPOSES, DATED 2/23/99
                TO THE SERVICE AGREEMENT UNDER RATE SCHEDULE CDS
                 BETWEEN TEXAS EASTERN TRANSMISSION CORPORATION
                        UGI UTILITIES, INC. ("Customer"),
                                 DATED 2/23/99:

(1)      Customer's firm Point(s) of Receipt:

                                                      Maximum Daily
                                                         Receipt
                                                     Obligation (plus
Point of                                                Applicable        Measurement
Receipt                Description                   Shrinkage) (dth)     Responsibilities     Owner       Operator *
-------                -----------                   ----------------     ----------------     -----       ----------

71200         CHEVRON - VENICE, LA PLAQUEMINES            16,475          CHEVRON              CHEVRON     CHEVRON USA
              PA., LA                                                     USA                  USA

71750         COLUMBIA GULF - ST. LANDRY PA.,             24,525          COLUMBIA             COLUMBIA    COLUMBIA
              LA ST LANDRY PA, LA                                         GULF                 GULF        GULF

70011         COLUMBIA GAS - EAGLE, PA.,                       0          TX EAST              TX EAST     COLUMBIA
              CHESTER CO., PA                                             TRAN                 TRAN        GAS

75577         COLUMBIA GAS - PENNSBURG, PA.,                   0          TX EAST              TX EAST     COLUMBIA
              BUCKS CO., PA                                               TRAN                 TRAN        GAS


                                                              * Confirming Party

(2) Customer shall have Pipeline's Master Receipt Point List ("MRPL"). Customer hereby agrees that Pipeline's MRPL as revised and published by Pipeline from time to time is incorporated herein by reference.

Customer hereby agrees to comply with the Receipt Pressure obligation as set forth in Section 6 of Pipeline's General Terms and Conditions at such Point(s) of Receipt.

                                                             Contract #: 800397R

                               UGI UTILITIES, INC.


                                        Transportation
Transportation Path                  Path Quantity-(Dth/D)
-------------------                  ---------------------

Ml to M3                                     41,000
















SIGNED FOR IDENTIFICATION

PIPELINE:
           ---------------------------------

CUSTOMER:
           ---------------------------------

SUPERSEDES EXHIBIT A DATED:
                             ---------------

                                                             Contract #: 800397R

               EXHIBIT B, POINT(S) OF DELIVERY, EFFECTIVE 2/23/99
                TO THE SERVICE AGREEMENT UNDER RATE SCHEDULE CDS
        BETWEEN TEXAS EASTERN TRANSMISSION CORPORATION ("Pipeline"), AND
                       UGI UTILITIES, INC. ("Customer"),
                                EFFECTIVE 2/23/99

                                                Maximum
                                                 Daily
Point of                                        Delivery         Delivery Pressure         Measurement
Delivery           Description                 Obligation            Obligation            Responsibilities   Owner       Operator *
--------           -----------                 ----------            ----------            ----------------   -----       ----------
                                                  (dth)

1.  70011      COLUMBIA GAS - EAGLE,           41,000 dth     AS PROVIDED IN SECTION 6     TX EAST            TX EAST     COLUMBIA
               PA CHESTER CO., PA               during the    OF THE GENERAL TERMS AND     TRAN               TRAN        GAS
                                                    period    CONDITIONS OF PIPELINE'S
                                                  April 16    FERC GAS TARIFF
                                                   through
                                               November 15
                                                   of each
                                                    year -
                                                 otherwise
                                                35,593 dth

2.  70069      UGI UTILITIES -                     5,190      AS PROVIDED IN SECTION 6     TX EAST            TX EAST     UGI
               COLUMBIA, PA LANCASTER                         OF THE GENERAL TERMS AND     TRAN               TRAN        UTILITIES
               CO., PA                                        CONDITIONS OF PIPELINE'S
                                                              FERC GAS TARIFF

3.  70070      UGI UTILITIES-LANCASTER,           41,000      AS PROVIDED IN SECTION 6     TX EAST            TX EAST     UGI
               PA  LANCASTER CO., PA                          OF THE GENERAL TERMS AND     TRAN               TRAN        UTILITIES
                                                              CONDITIONS OF PIPELINE'S
                                                              FERC GAS TARIFF

4.  70321      UGI UTILITIES - LEBANON,           17,000                                   TX EAST            TX EAST     UGI
               PA LEBANON CO., PA                                                          TRAN               TRAN        UTILITIES

5.  70322      UGI UTILITIES - READING,           41,000      400 POUNDS PER SQUARE        TX EAST            TX EAST     UGI
               PA BERKS CO., PA                               INCH GAUGE                   TRAN               TRAN        UTILITIES

6.  70486      UGI UTILITIES -                     6,500      400 POUNDS PER SQUARE,       TX EAST            TX EAST     UGI
               WOMELSDORF, PA BERKS                           INCH GAUGE                   TRAN               TRAN        UTILITIES
               CO., PA

7.  70519      UGI UTILITIES - DAUPHIN            41,000      400 POUNDS PER SQUARE        TX EAST            TX EAST     UGI
                CO., PA DAUPHIN CO.,                          INCH GAUGE                   TRAN               TRAN        UTILITIES

                                                             Contract #: 800397R

                               UGI UTILITIES, INC.


                                                 Maximum
                                                   Daily
Point of                                         Delivery           Delivery Pressure      Measurement
Delivery            Description                 Obligation              Obligation         Responsibilities   Owner       Operator *
--------            -----------                 ----------              ----------         ----------------   -----       ----------
                                                  (dth)

 8.  71461      COLUMBIA GAS - RICH                  5,190    SUCH PRESSURE AS MAY BE      TX EAST            COLUMBIA    UGI
               HILL, BUCKS CO., PA                            AVAILABLE BY PIPELINE AT     TRAN               GAS         UTILITIES
               THE POINT OF DELIVERY

9.  71528      UGI UTILITIES -                      7,200     300 POUNDS PER SQUARE        TX EAST            TX EAST     UGI
               LANCASTER CO., PA                              INCH GAUGE                   TRAN               TRAN        UTILITIES

10. 72571      COLUMBIA GAS - BERKS                   519     400 POUNDS PER SQUARE        TX EAST            COLUMBIA    UGI
               CO., PA                                        INCH GAUGE                   TRAN               GAS         UTILITIES

11. 79513      SS-1 STORAGE POINT                   3,612     N/A                          N/A                N/A         N/A
                                              04/01-10/31
                                                    3,612
                                              11/01-03/31

12. 75577      COLUMBIA GAS -                           0     AS PROVIDED IN SECTION 6     TX EAST            TX EAST     COLUMBIA
               PENNSBURG, PA, BUCKS                           OF THE GENERAL TERMS AND     TRAN               TRAN        GAS
               CO., PA                                        CONDITIONS OF PIPELINE'S
                                                              FERC GAS TARIFF

                                                              * Confirming Party

provided, however, that Pipeline is not obligated to deliver under Rate Schedules FT-1, CDS and FTS-5 on any one day an aggregate of more than 88,418 dth per day to points of delivery 70011, 70069, 70070 and 71528 during the period November 16 through April 15, and further provided, that during this time period Pipeline is not obligated to deliver under Rate Schedules FT-1, CDS and FTS-5 on any one day an aggregate of more than 94,904 dth to points of delivery 70321, 70322, 70486, 70519, 71461 and 72571;

and further provided, however, that until changed by a subsequent Agreement between Pipeline and Customer, Pipeline's aggregate maximum daily delivery obligations under this and all other firm Service Agreements existing between Pipeline and Customer, shall in no event exceed the following:

                                                             Contract #: 800397R

                               UGI UTILITIES, INC.


                                                 Aggregate Maximum Daily
            Point of Delivery                    Delivery Obligation (dth)
            -----------------                    -------------------------

                  No. 1                                  68,785

                  No. 2                                   5,190

                  No. 3                                  49,000

                  No. 4                                  17,000

                  No. 5                                  65,880

                  No. 6                                   6,500

                  No. 7                                  53,000

                  No. 8                                   5,190

                  No. 9                                  17,200

                  No. 10                                  7,186

                  No. 11                                  3,612

Further, pursuant to Section 14.9 of the General Terms and Conditions of Pipeline's FERC Gas Tariff Sixth Revised Volume No. 1, Customer has been allocated firm capacity at the Points of Delivery as shown below for deliveries under Rate 'Schedules CDS, FT-1, SCT, and/or SS-1 at such pressure available in Pipeline's facilities at the point of delivery, subject to receipt of such quantities being acceptable to the Owner and Operator of the Point of Delivery:

                                           Section 14.9
                                               Firm
Point of                                     Capacity           Measurement
Delivery           Description                 (dth/d)          Responsibilities     Owner           Operator
--------           -----------                 -------          ----------------     -----           --------

1.  70011     COLUMBIA GAS (MFGRS.) -          85,635           TX EAST TRAN         TX EAST TRAN    COLUMBIA GAS
              EAGLE, PA CHESTER CO.,      4/l/97-0/31/97
              PA                               49,635
                                          11/l/97-0/31/98

2.  70069     UGI UTILITIES -                  12,700           TX EAST TRAN         TX EAST TRAN    UGI UTILITIES
              COLUMBIA PA LANCASTER
              CO., PA

                                                             Contract #: 800397R

                               UGI UTILITIES, INC.

                                            Section 14.9
                                                Firm
Point of                                      Capacity     Measurement
Delivery          Description                  (dth/d)     Responsibilities   Owner            Operator
--------          -----------                  -------     ----------------   -----            --------

3.  70070    UGI UTILITIES -                   31,328      TX EAST TRAN       TX EAST TRAN     UGI
             COLUMBIA, PA LANCASTER,                                                           UTILITIES
             PA LANCASTER CO., PA

4.  70321    UGI UTILITIES - LEBANON,           1,253      TX EAST TRAN       TX EAST TRAN     UGI
             PA LEBANON CO., PA                                                                UTILITIES

5.  70486    UGI UTILITIES -                    3,670      TX EAST TRAN       TX EAST TRAN     UGI
             WOMELSDORF, PA BERKS                                                              UTILITIES
             CO., PA

6.  71438    DAUPHIN CO. GAS -                  2,580      TX EAST TRAN       TX EAST TRAN     PENN FUEL
             ANNVILLE, LEBANON CO, PA

7.  71461    UGI UTILITIES - RICH                 840      TX EAST TRAN       COLUMBIA GAS     COLUMBIA GAS
             HILL, BUCKS Co., PA

8.  72571    UGI UTILITIES - BERKS,            13,984      TX EAST TRAN       COLUMBIA GAS     COLUMBIA GAS
             CO., PA

9.  75577    UGI UTILITIES -                   75,440      TX EAST TRAN       COLUMBIA GAS     COLUMBIA GAS
             PENNSBURG, PA BUCKS
             CO., PA

SIGNED FOR IDENTIFICATION

PIPELINE:
           -------------------------------------

CUSTOMER:
           -------------------------------------

SUPERSEDES EXHIBIT B EFFECTIVE
                                ----------------

                                                             Contract #: 800397R

    EXHIBIT C, ZONE BOUNDARY ENTRY QUANTITY AND ZONE BOUNDARY EXIT QUANTITY,
         DATED 2/23/99, TO THE SERVICE AGREEMENT UNDER RATE SCHEDULE CDS BETWEEN TEXAS' EASTERN TRANSMISSION CORPORATION ("PIPELINE") AND
                UGI UTILITIES, INC. ("CUSTOMER"), DATED 2/23/99:


                          ZONE BOUNDARY ENTRY QUANTITY
                                      Dth/D

                                       To

==========================================================================================================================
  FROM     STX    ETX    WLA    ELA    M1-24   M1-30   M1-TXG   M1-TGC   M2-24   M2-30   M2-TXG    M2-TGC       M2      M3
--------------------------------------------------------------------------------------------------------------------------
STX                                                               1487
--------------------------------------------------------------------------------------------------------------------------
ETX                                      194             2249
--------------------------------------------------------------------------------------------------------------------------
WLA                                                       684     1487
--------------------------------------------------------------------------------------------------------------------------
ELA                                            34899
--------------------------------------------------------------------------------------------------------------------------
M1-24                                                                      194
--------------------------------------------------------------------------------------------------------------------------
M1-30                                                                            34899
--------------------------------------------------------------------------------------------------------------------------
M1-TXG                                                                                     2933
--------------------------------------------------------------------------------------------------------------------------
M1-TGC                                                                                               2974
--------------------------------------------------------------------------------------------------------------------------
M2-24
--------------------------------------------------------------------------------------------------------------------------
M2-30
--------------------------------------------------------------------------------------------------------------------------
M2-TXG
--------------------------------------------------------------------------------------------------------------------------
M2-TGC
--------------------------------------------------------------------------------------------------------------------------
M2                                                                                                                   41000
--------------------------------------------------------------------------------------------------------------------------
M3
==========================================================================================================================

                                                             Contract #: 800397R

                               UGI UTILITIES, INC.

                           ZONE BOUNDARY EXIT QUANTITY
                                      Dth/D

                                       To

==========================================================================================================================
  FROM     STX    ETX    WLA    ELA    M1-24   M1-30   M1-TXG   M1-TGC   M2-24   M2-30   M2-TXG    M2-TGC       M2      M3
--------------------------------------------------------------------------------------------------------------------------
STX
--------------------------------------------------------------------------------------------------------------------------
ETX
--------------------------------------------------------------------------------------------------------------------------
WLA
--------------------------------------------------------------------------------------------------------------------------
ELA
--------------------------------------------------------------------------------------------------------------------------
M1-24                                                                      194
--------------------------------------------------------------------------------------------------------------------------
M1-30                                                                            34899
--------------------------------------------------------------------------------------------------------------------------
M1-TXG                                                                                     2933
--------------------------------------------------------------------------------------------------------------------------
M1-TGC                                                                                               2974
--------------------------------------------------------------------------------------------------------------------------
M2-24
--------------------------------------------------------------------------------------------------------------------------
M2-30
--------------------------------------------------------------------------------------------------------------------------
M2-TXG
--------------------------------------------------------------------------------------------------------------------------
M2-TGC
--------------------------------------------------------------------------------------------------------------------------
M2                                                                                                                   41000
--------------------------------------------------------------------------------------------------------------------------
M3
==========================================================================================================================



SIGNED FOR IDENTIFICATION:

PIPELINE:
           ---------------------------------

CUSTOMER:
           ---------------------------------

SUPERCEDES EXHIBIT C DATED
                            ----------------



                                      C-2